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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                  ---------------

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  January 21, 1998
                                                           -----------------

                            FLEETWOOD ENTERPRISES, INC.
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                 (Exact Name of Registrant as Specified in Charter)


              Delaware                   001-07699              95-1948322
     -------------------------------   --------------     ----------------------
     (State or Other Jurisdiction       (Commission           (IRS Employer
          of Incorporation)             File Number)        Identification No.)


    3125 Myers Street, Riverside, California                    92503-5527
--------------------------------------------------    --------------------------
    (Address of Principal Executive Offices)                    (Zip Code)

         Registrant's telephone number, including area code:  (909) 351-3500
                                                              --------------

                                         N/A
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           (Former Name or Former Address, if Changed Since Last Report)


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Total of sequentially numbered pages:  5.

The Exhibit Index for this Current Report on Form 8-K is located at sequentially numbered page 4.


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ITEM 5.   OTHER EVENTS.
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ANNOUNCEMENT OF PLAN FOR PREFERRED STOCK OFFERING.

     Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a press release issued by Fleetwood Enterprises, Inc. on January 21, 1998 announcing its plans to complete a private offering of convertible preferred securities.


                                          2
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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLEETWOOD ENTERPRISES, INC.,
                                        a Delaware corporation


Date:  January 23, 1998                 By:  /s/ William H. Lear
                                             -----------------------------------
                                             William H. Lear,
                                             Secretary

                                          3
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                                   EXHIBIT INDEX
Exhibit                                                          Sequentially
Number                        Description                        Numbered Page
------- -------------------------------------------------------- -------------

99.1    Press Release:  "Fleetwood Announces Plans for Preferred
        Stock Offering, "dated January 21, 1998.                       5


                                          4